AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® VIP
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MARCH 3, 2008
TO
PROSPECTUS DATED MAY 1, 2007

          Effective March 3, 2008, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of ceasing future sales of the Policies.

          Effective March 3, 2008, a new paragraph is added to page 25 of the prospectus immediately following the title of the section "POLICY FEATURES," as follows:

          After May 30, 2008, except in certain circumstances, AGL will no longer accept applications for Platinum Investor VIP Policies.  In some states, the date we cease accepting applications will be later.  Please ask your insurance agent if you can apply for a Policy.  Your rights as a Platinum Investor VIP Policy owner, including the right to make additional premium payments, are not affected by this change.